Exhibit 10.18


                                 PROMISSORY NOTE
                                 ---------------

                               February 28, 2005

Jersey City, New Jersey                                               $1,000,000

FOR VALUE RECEIVED, the undersigned, SPEECH SWITCH, INC., a New Jersey corporation, formerly known as iVOICE TECHNOLOGY III, INC. (the "Company"), promises to pay CORNELL CAPITAL PARTNERS, LP (the "Lender") at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 or other address as the Lender shall specify in writing, the principal sum of One Million Dollars ($1,000,000) and interest at the annual rate of twelve percent (12%) on the unpaid balance pursuant to the following terms:

      On or about August 10, 2004, the parties entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"); a Secured Debenture (the "Secured Debenture"); a Security Agreement (the "Security Agreement"); an Investor Registration Rights Agreement (the "Investor Registration Rights Agreement"); and an Escrow Agreement (the "Escrow Agreement") (collectively, the Securities Purchase Agreement, the Secured Debenture, the Security Agreement, the Investor Registration Rights Agreement and the Escrow Agreement are referred to as the "Transaction Documents"). The parties hereby terminate the Transaction Documents and the respective rights and obligations contained therein. None of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

1.    Principal  and  Interest.   For  value  received,   the  Company  hereby
promises to pay to the order of the Lender in lawful money of the United States of America and in immediately available funds the principal sum of One Million Dollars ($1,000,000), of which Four Hundred Thousand Dollars ($400,000) was previously funded on August 10, 2004 and Four Hundred Thousand Dollars ($400,000) was funded on November 17, 2004. The remaining amount of this Promissory Note (the "Note") of Two Hundred Thousand Dollars ($200,000) shall be funded within five (5) days from the date hereof (the "Closing"). The Company shall pay a commitment fee of ten percent (10%) of the principal sum of this Note, which shall be paid and deducted from the gross proceeds available from the Closing. The parties acknowledge that $80,000 of such fee due and owing has already been paid.

2.

3.    Payments.   The first  payment of principal  shall be due and payable on the first (1st) Monday of September 2005 (the "Initial Payment"), and with weekly payments being due and payable each succeeding week thereafter until all principal has been paid. The amount of each payment shall be Ten Thousand Dollars ($10,000). Interest shall accrue from the date hereof. The Company shall pay all accrued and unpaid interest at the time of the Final Payment (as such term is defined herein). In the event all principal and interest has not been satisfied by the one (1) year anniversary from the Initial Payment, the Lender shall make a lump sum payment (the "Final Payment") of all outstanding interest and principal on the one (1) year anniversary from the Initial Payment.

4. Waiver and Consent. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

5. Costs, Indemnities and Expenses. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

6. Event of Default. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the interest or principal pursuant to this Note within fifteen (15) days of the date due as prescribed herein and after five (5) days following written notice to the Company; (ii) failure by the Company for twenty (20) days after notice to it to satisfy any of its other obligations or requirements or comply with any of its other agreements under this Note; (iii) any proceedings under any bankruptcy laws of the United States of America or under any insolvency, not disclosed to the Lender, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar law or statute of any jurisdiction now or hereinafter in effect (whether in law or at equity) is filed by or against the Company or for all or any part of its property; or (iv) a breach by the Company of its obligations, or an event of default, under the Security Agreement, or any other agreements hereunder between the Company and the Lender of even date herewith which is not cured by any applicable cure period set forth therein. Upon an Event of Default (as defined above), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Lender, interest shall accrue on the unpaid principal balance at eighteen percent (18%) or the highest rate permitted by applicable law, if lower, and the Lender shall be entitled to seek and institute any and all remedies available to it.

7. Maximum Interest Rate. In no event shall any agreed to or actual interest charged, reserved or taken by the Lender as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the


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

maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this
Note immediately upon the Lender's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

8. Secured Nature of the Note. This Note is secured by the Pledged Property as defined in the Security Agreement between the Company and the Lender of even date herewith.

9. Issuance of Capital Stock. So long as any portion of this Note is outstanding, the Company shall not, without the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock (i) without consideration or for a consideration per share less than the bid price of the Common Stock (the "Bid Price") determined immediately prior to its issuance,
(ii) any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8, except for the registration of an employee stock option plan. Notwithstanding anything to the contrary, the Company may issue Common Stock issuable pursuant to the Company's obligations upon the conversion of stock options, convertible debt or Class B Common Stock. For purposes of this Section, Bid Price shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the principal market (the "Principal Market") or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. The Principal Market shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

10. Cancellation of Note. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full.
Except as otherwise required by law or by the provisions of this Note, payments received by the Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

11. Severability. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed

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

modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

12. Amendment and Waiver. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

13. Successors. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

14. Assignment. This Note shall not be directly or indirectly assignable or delegable by the Company. The Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

15. No Strict Construction. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

16. Further Assurances. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

17. Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


If to Company:                        Speech Switch, Inc.
                                      750 Highway 34
                                      Matawan, NJ 07747
                                      Attention:  Bruce Knef
                                      Telephone:  (732) 441-7700
                                      Facsimile:  (732) 441-9895

If to the Lender:                     Cornell Capital Partners, LP.
                                      101 Hudson Street, Suite 3700
                                      Jersey City, NJ 07302
                                      Attention:  Mark A. Angelo
                                      Telephone:  (201) 324-1619
                                      Facsimile:  (201) 324-1447

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

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

18. Remedies, Other Obligations, Breaches and Injunctive Relief. The Lender's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Lender's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. No remedy conferred under this Note upon the Lender is intended to be exclusive of any other remedy available to the Lender, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. Every right and remedy of the Lender under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Lender. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

19. Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Court of the State of New Jersey sitting in Hudson County, New Jersey and the United States Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in


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

connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

20. No Inconsistent Agreements. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

21. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

22. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

23. Entire Agreement. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.




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IN WITNESS WHEREOF,  this Promissory Note is executed by the undersigned as of the date hereof.


                                      CORNELL CAPITAL PARTNERS, LP

                                      By: Yorkville Advisors, LLC
                                      Its: General Partner

                                      By: /s/ Mark Angelo
                                         -------------------------------
                                      Name:  Mark Angelo
                                      Its:   Portfolio Manager


                                      SPEECH SWITCH, INC.

                                      By: /s/ Bruce Knef
                                         ------------------------------
                                      Name:  Bruce Knef
                                      Title: CEO





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